UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 31, 2022

SWK HOLDINGS CORPORATION

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-39184	77-0435679
(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road, Suite 105, Dallas, TX	75254
(Address of Principal Executive Offices)	(Zip Code)

(972) 687-7250

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SWKH	The Nasdaq Stock Market LLC
Preferred Stock Purchase Rights	SWKH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).           Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 31, 2022, SWK Holdings Corporation (the “Company”) and Computershare Trust Company, N.A., (the “Rights Agent”) entered into Amendment No. 3 (the “Amendment”) to that certain Rights Agreement, dated as of April 18, 2016 (as amended by that certain Amendment No. 1, dated as of April 8, 2019, and Amendment No. 2, effective as of February 23, 2021, the “Rights Agreement”), by and between the Company and the Rights Agent to extend the term of the Rights Agreement to May 31, 2022 (subject to earlier expiration as described in the Rights Agreement). The board of directors of the Company determined to extend the term of the Rights Agreement in order to provide the Company with additional time to analyze the Company’s net operating loss position.

A summary of the terms of the Rights Agreement can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2021, Current Report on Form 8-K filed with the Securities and Exchange Commission on April 8, 2019, and Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2016. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 3.03	Material Modification to Rights of Security Holders

The information required by this Item is included in Item 1.01 to this Current Report on Form 8-K and is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.01	Amendment No. 3 to the Rights Agreement, dated as of March 31, 2022, by and between SWK Holdings Corporation and Computershare Trust Company, N.A.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SWK HOLDINGS CORPORATION

Dated: April 1, 2022	By:	/s/ Winston L. Black III
Winston L. Black III
Chief Executive Officer